Supplement dated Februry 25, 2010 to your Prospectus dated May 1, 2009

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN:

333-72042                 HV-5244 - PremierSolutions (Standard -Series II)

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                 HV-5244 - PremierSolutions (Standard -Series II)

Supplement dated February 25, 2010 to your Prospectus dated May 1, 2009

FUND MERGER:

HARTFORD LARGECAP GROWTH HLS FUND – CLASS IA

Hartford LargeCap Growth HLS Fund merged into Hartford Growth Opportunities HLS Fund effective on October 2, 2009. As a result, as of October 2, 2009, Hartford LargeCap Growth HLS Fund Sub-Account is no longer available and all references to the Sub-Account are deleted.

This means if any of your Participant Account value was allocated to Hartford LargeCap Growth HLS Fund Sub-Account, that amount was merged into Hartford Growth Opportunities HLS Fund Sub-Account after the close of the New York Stock Exchange on October 2, 2009.

If you were enrolled in any Dollar Cost Averaging Program with allocations to Hartford LargeCap Growth HLS Fund Sub-Account, that allocation was directed to Hartford Growth Opportunities HLS Fund Sub-Account after the close of trading on the New York Stock Exchange on October 2, 2009.  If you are enrolled in any Asset Rebalancing Program with allocations to Hartford LargeCap Growth HLS Fund Sub-Account, your program enrollment terminated on October 2, 2009.  In addition, after the close of trading on the New York Stock Exchange on October 2, 2009, future Contributions with allocations to Hartford LargeCap Growth HLS Fund Sub-Account were directed to Hartford Growth Opportunities HLS Fund Sub-Account.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.